September 2024 Corporate Presentation Advancing T Cell Engagers for Solid Tumors

Important Notice and Disclaimers Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and is subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect”, “estimate”, “anticipate”, “intend”, “goal”, “strategy”, “believe”, “could”, “would”, “potential”, “project”, “continue” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, cash flows and funding status, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. Any forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. Any forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. This presentation discusses product candidates that are under preclinical and clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. While the Company believes its internal research is reliable, such research has not been verified by any independent source. All the scientific, preclinical and clinical data presented within this presentation are – by definition prior to completion of the clinical trial and a clinical study report – preliminary in nature and subject to further quality checks including customary source data verification. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward Looking Statement Executive Summary Context Therapeutics Inc. - September 20242

Building a T cell Engager Pipeline Executive Summary Context Therapeutics Inc. - September 20243 TCEs are Gaining Momentum Recent TCE clinical data demonstrates promising efficacy and safety in solid tumors • Clinical activity across a broad range of targets, including Claudin 18.2, DLL3, gp100, PSMA, and STEAP1 • Responses in “cold” tumors, including neuroendocrine, pancreatic, prostate, and small cell lung cancer • Promising safety with low rate of Grade ≥ 3 cytokine release syndrome (CRS) Potentially Best-in-Class Assets CTIM-76: Claudin 6 (CLDN6) x CD3 bispecific antibody • CLDN6 is overexpressed in ovarian, endometrial, lung, and other solid tumors • CTIM-76 was designed to bind selectively to CLDN6 over similar claudin family members, including CLDN3/4/9 CT-95: Mesothelin (MSLN) x CD3 bispecific antibody • MSLN is overexpressed in ovarian, pancreatic, lung, and other solid tumors • CT-95 was designed to bind selectively to membrane-bound MSLN to enhance drug exposure and activity CT-202: Nectin-4 x CD3 bispecific antibody • Nectin-4 is overexpressed in bladder, breast, lung, and other solid tumors • CT-202 was designed to be conditionally activity within the tumor microenvironment Well Capitalized Strong financial position with high quality investor base • $100M PIPE financing in May 2024 • Anticipated cash runway into 2027

Executive Summary

Pipeline

PROGRAM	TARGET	ADDRESSABLE MARKET (U.S. ONLY)	DISCOVERY	DEVELOPMENT	PHASE 1	PHASE 2	RECENT & ANTICIPATED MILESTONES
CTIM-76	Claudin 6 (CLDN6)	> 50,000 patients					**First patient dose expected** Oct/Nov 2024 **Initial data** 1H 2026
CT-95	Mesothelin (MSLN)	> 100,000 patients					**First patient dose expected** 1Q 2025 **Initial data** Mid 2026
CT-202	Nectin-4	> 125,000 patients					**Asset acquisition** September 2024 **IND filing** Mid 2026

CTIM-76: CLDN6 x CD3


α-CLDN6
Fab
α-CD3
scFv

- Highly selective for CLDN6 over CLDN3/4/9
- Potent CD3 induction without broad cytokine activation

CT-95: MSLN x CD3


α-MSLN
Fab
α-CD3
scFv

- Avidity optimized to avoid shed (soluble) MSLN sink
- Sterically hindered CD3 to avoid T cell crosslinking

CT-202: Nectin-4 x CD3


α-Nectin-4
Fab
α-CD3
scFv

- Conditionally activate in the tumor microenvironment
- Sterically hindered CD3 to avoid T cell crosslinking

4 Context Therapeutics Inc. - September 2024

Pipeline Expansion with CT-95 and CT-202 Acquisitions Executive Summary Context Therapeutics Inc. - September 20245 Portfolio Alignment • Bispecific T cell engagers • Enriched in solid tumors • Target validation by antibody-drug conjugate (ADC) • High affinity CD3 to maximize efficacy High-quality Assets • Potentially first-in-class and best-in-class • Promising efficacy and safety in preclinical models • Incorporate the latest technologies, including logic gating, to boost efficacy and limit toxicity Rapid Path to Clinical Proof of Concept • CT-95 on track for first patient enrolled in Q1 2025 • CT-202 IND filing anticipated Mid 2026 Disciplined M&A • CT-95 and CT-202 acquisitions expand pipeline with moderate investment • $14.75M in upfront cash • $4M in projected milestone payments through 2027

T Cell Engager Strategy Contex t Therapeu t i cs Inc . - Sep tember 20246

T Cell Engaging (TCE) Bispecific Antibodies TCEs are engineered to activate an immune response against cancer cells T Cell Engager Strategy Context Therapeutics Inc. - September 20247 Mechanism of Action • T cell engagers (TCEs) are antibodies engineered to redirect the immune system’s T cells to recognize and kill cancer cells • TCE bind to a target antigen expressed on a cancer cell and to an immune activator on T cells, such as CD3 • This mechanism allows for the direct activation of T cells and their anti-tumor features, ultimately resulting in the killing of cancer cells TCE Bispecific Antibody T Cell Cancer Cell Target Antigen CD3 Cancer Cell Killing

Promising TCE Data in Solid Tumors Tumor shrinkage with low rate of Grade ≥ 3 cytokine release syndrome (CRS) Asset Tarlatamab (AMG757) HPN328 IBI389 JANX007 Xaluritamig (AMG509) Target x Effector DLL3 x CD3 DLL3 x CD3 CLDN18.2 x CD3 PSMA x CD3 STEAP1 x CD3 Cancer Indication Small Cell Lung Small Cell Lung Pancreatic Prostate Prostate Normal tissue expression Brain Brain Gastrointestinal (GI) Brain, endocrine, GI, pancreas, prostate, skin, marrow Brain, respiratory, prostate, smooth muscle Patients (n) 100 19 27 18 6 21 Efficacy ORR: 40% mPFS: 4.9 months ORR: 32% ORR: 38% PSA50: 56% PSA90: 6% PSA50: 83% PSA90: 17% ORR: 28% Grade 3 or 4 CRS 1% 3% 0% 0% 0% 2% Reference Ahn 2023 ESMO 2023 ASCO 2024 12 Feb 2024 data cutoff 12 Feb 2024 data cutoff ESMO 2024 T Cell Engager Strategy Context Therapeutics Inc. - September 20248 Information provided in the table above as of September 19, 2024. Information provided is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

T Cell Engager Strategy

Realizing the Full Potential of T Cell Engagers (TCE)

MERCK / HARPOON Therapeutics

HPN328
(DLL3)

Confirmed response rate of 35% (11/31) across all tumor types (SCLC and other neuroendocrine tumors), including three complete responses

Generally well tolerated with no dose limiting toxicities at target doses

$680M ACQUISITION

Janux

JANX007 / JANX008
(PSMA / EGFR)

83% (5/6) of JANX007 patients achieved PSA50 declines with first step dose ≥ 0.2mg and 56% (10/18) patients achieved PSA50 declines with the first dose ≥ 0.1mg

Early JANX008 data presented one confirmed PR and no CRS greater than Grade 1 in any cohort

+$1.6B APPRECIATION

AMGEN

Tarlatamab / IMDELLTRA™
(DLL3)

At 10mg, mPFS was 4.9 months with mOS of 14.3 months across 100 patients with small cell lung cancer (SCLC)

Granted Accelerated FDA Approval in May 2024

$1B+ PEAK SALES OPPORTUNITY

9 Context Therapeutics Inc. - September 2024

Information provided is for illustrative purposes and is not indicative of future performance.

Context’s ApproachHistorical TCE Challenges Context’s Approach to TCEs T Cell Engager Strategy Context Therapeutics Inc. - September 202410 Poor antigen selection Cytokine release syndrome Weak clinical activity Poor durability Targets validated by ADC Premedication + step-dosing High affinity CD3 binding Combination with ADC or Checkpoint 1 2 3 4 1 2 3 4

CTIM-76 CLDN6 x CD3 bispecific antibody Contex t Therapeu t i cs Inc . - Sep tember 202411

CTIM-76 Program

CLDN6 Therapies Have the Potential to Reach a Large Patient Population

>50,000 patients per year in the United States in Relapse/Refractory (R/R) Setting

Initial indications of interest based on:

- CLDN6 prevalence
- Patient population size
- Observed clinical responses
- Potential accelerated pathway

Selected Cancer indications	Incidence (US Only)	R/R Incidence	CLDN6 Positive	Patient Population Based on R/R Incidence
Endometrial	65,900	14,000	51%[1]	**7,140**
Ovarian	19,900	12,800	44%[1]	**5,632**
Testicular	9,910	400	94%[1]	**376**
Non-Small Cell Lung	201,229	110,653	26%[1]	28,769
Breast	290,600	43,800	2-41%[2,8,9]	9,417
Gastric	26,380	11,090	13-55%[6,7]	3,771
Sarcoma	17,100	12,390	20%[11]	2,478
Glioma	19,000	10,000	21%[6]	2,100
Bladder	81,180	17,100	2-8%[2,10]	855
Small Cell Lung	35,511	19,527	2%[2]	391
Malignant Rhabdoid	50	500	29-44%[2,3-5]	183

12 Context Therapeutics Inc. - September 2024

1 Context internal data; **2** Reinhard, Science, 2020; **3** Wang, Diagn Pathol., 2013; **4** Micke, Intl J Cancer, 2014; **5** Soini, Pol J Path, 2022; **6** Antonelli, Brain Pathol., 2011; **7** Sullivan, Am J Surg Pathol., 2012; **8** Jia, Intl J Clin Exp Pathol., 2019; **9** Yafang, J Breast Cancer, 2011; **10** Ushiku, Histopath., 2012; **11** Mackensen, Nature Medicine, 2023. Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; CLDN6 target prevalence is based on IHC or RNAseq from published reports. Patient population derived from midpoint of CLDN6 positive population multiplied by R/R incident population.

CTIM-76 Program

CLDN6 Target Validation via ADC and CAR-T

CTIM-76 is designed to potentially address limitations of TORL-1-23 (ADC) and BNT211 (CAR-T)

High Response Rates with CLDN6 ADC and CAR-T

BIONTECH

Basket[1]
51% ORR (n=17/33)

Ovarian Cancer[1]
58% ORR (n=7/12)

Testicular Cancer[1]
41% ORR (n=5/12)

Lung Cancer[1]
1 partial response

IHC Cutoff = 50% 2+/3+ staining

TORL BIOTHERAPEUTICS

Basket[2]
33% ORR (n=15/45)

Ovarian Cancer[2]
45% ORR (n=9/20)

IHC Cutoff = >30% 1+ staining

CTIM-76 Addresses Limitations of ADC and CAR-T

	context therapeutics CTIM-76	BIONTECH BNT211[1]	TORL BIOTHERAPEUTICS TORL-1-23[2,3]
High Potency	✓	✓	✗
Low Expression Cutoff	✓	✗	✓/✗
Scalable manufacturing	✓	✗	✓

CTIM-76 is ~50-100x more potent than TORL-1-23

CTIM-76 targets low / med / high CLDN6 expressing cells

1 Haanen, ESMO 2024; 2 Konecny, ESMO 2024; 3 Context SITC 2023. Information provided is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

13 Context Therapeutics Inc. - September 2024

CTIM-76 Program

CLDN6 is an Oncofetal Protein

Oncofetal proteins are considered favorable candidates for immunotherapy

Oncofetal Characteristics of CLDN6

- Normally present at higher levels during embryonic development
- Turned off or have low levels of expression in adult tissues
- Increased expression across many solid tumors



EXTRACELLULAR SPACE
Extracellular Loops: Site of interaction for potential therapeutic antibodies
CYTOPLASM
N-term
Loop
C–term
Site of phosphorylation and interaction with signaling molecules

Huan, Mol Med Reports, 2021

14 Context Therapeutics Inc. - September 2024

CTIM-76 Program

Developing a Highly Selective CLDN6 Antibody is Challenging


Human CLDN Family Tree
CLDN9
CLDN6
CLDN4
CLDN3
CLDN5
CLDN8
CLDN17
CLDN2
CLDN14
CLDN20
CLDN7
CLDN1
CLDN19
CLDN34
CLDN12
CLDN23
CLDN16
CLDN24
CLDN22
CLDN25
CLDN18
CLDN11
CLDN15
CLDN10

- CLDN6 antigen is **conformationally dependent**, which limits access to antibody-antigen binding
- Antigen binding region is **highly conserved** with CLDN3, CLDN4, and CLDN9, making CLDN6-selective binding a challenge[1]
- CLDN6 **selectivity is required** to avoid off-target liabilities identified in murine knockout and knockdown studies with CLDN3 (intestine)[2], CLDN4 (liver, pancreas)[3], and CLDN9 (liver, ear)[4]

15 Context Therapeutics Inc. - September 2024

1 Screnci, Cancer Res, 2022; 2 Tanaka, J Hepatol, 2018; 3 Cordat, Physiology, 2019; Li, FEBS Open Bio, 2020; 4 Nakano, PLoS Genet, 2009

CTIM-76 Program

CTIM-76: Claudin 6 x CD3 T cell Engaging (TCE) Bispecific Antibody


α-CLDN6
Fab
α-CD3
scFv
Silenced Fc
IgG1
backbone

Optimized structure for CLDN6 selectivity, potency, and manufacturability

- Highly selective CLDN6 binding fragment antibody-binding (Fab) arm
- Immunostimulatory CD3 binding single-chain fragment variable (scFv) domain is functionally monovalent to avoid aberrant T cell activation
- Silenced Fc domain to avoid off target immune cell activation

Potentially wide therapeutic window

- T cell dependent cellular cytotoxicity with no or minimal activation of circulating cytokines
- Humanized CLDN6 and CD3 binding domains

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

16 Context Therapeutics Inc. - September 2024

CTIM-76 Program CTIM-76 is a Highly Selective and Potent CLDN6 x CD3 Bispecific Antibody Context Therapeutics Inc. - September 202417 Selectivity Potency In Vivo Efficacy • CTIM-76 CLDN6 EC50 of 3.41 nM (binding) • CTIM-76 preferentially binds to CLDN6 over CLDN3/4/9 • CLDN3/4/6/9 were transiently transfected in HEK-293F cells >10,000x • Potency assay provides a better assessment for a TCE bispecific than binding assays for off-target liabilities associated with CLDN3, CLDN4, or CLDN9 • CTIM-76 CLDN6 EC50 of 0.0004 nM (cytotoxicity) • CTIM-76 preferentially targets CLDN6, with minimal binding and cytotoxicity against CLDN9-expressing cells >500x 0 150 300 450 600 0 7 14 21 Tu m or V ol um e (m m 3) Day Vehicle 0.01mg/kg 0.1mg/kg 1.0mg/kg Tumor Regression • CTIM-76 effectively engaged systemically administered human PBMC cells to promote significant tumor regression and complete responses in OVCAR3 (~96,000 CLDN6 copies per cell) ovarian xenograft models in mice • CTIM-76 was well tolerated in OVCAR3 xenograft study • NSG-b2m knockout mice (n=14/arm) engrafted with human PBMCs and bearing advanced subcutaneous OVCAR3 tumor xenografts were treated twice per week

CTIM-76 Program

CTIM-76 Phase 1a/b Study

An open-label, multi-center, dose escalation / expansion, safety, and PK study (NCT06515613)


Part 1 – Dose Escalation (~40 patients)
Dose Escalation: Single patient (Cohorts 1 and 2)
≥ Grade 2 AE
Dose Escalation: 3 + 3 design (3-6 patients per cohort)
MTD or RP2D
Part 2 – Dose Expansion (~30 patients)
Cancer type to be selected based upon Dose Escalation data; Two doses to be evaluated

- **Target population**
  - Platinum resistant ovarian cancer
  - Endometrial and testicular cancer relapsed to standard of care
- **Biomarker stratification**
  - CLDN6+ positive (10% ≥ 1+) ovarian and endometrial
  - Due to high CLDN6 prevalence, testicular cancer does not require prospective screening
- **Trial objectives**
  - Assess safety and tolerability at increasing dose levels
  - Pharmacokinetic and pharmacodynamic data
  - Evaluate preliminary anti-tumor activity
- **Dosing and Administration**
  - Weekly IV infusion starting at 22.5 µg, corresponding to MABEL dose
  - Premedication (steroid + NSAID) and step dosing to manage cytokine release syndrome (CRS)

MABEL = minimum anticipated biological effect level; **MTD** = maximum tolerated dose; **RP2D** = recommended Phase 2 dose

18 Context Therapeutics Inc. - September 2024

CTIM-76 Competitive Landscape CLDN6 x CD3 T Cell Engaging Bispecifics Active Discontinued CTIM-76 XmAb541 SAIL66 NBL-028 AMG794 Company Context Xencor Chugai NovaRock Amgen Stage Ph 1 Ph 1 Ph 1 Ph 1 (China) Ph 1 (Discontinued July 2024)1 Bispecific Format 1 + 1 2 + 1 Dual Specific Fab 1 + 1 HLE Bite CLDN6 Selectivity High1 Moderate / High2 Moderate3 Moderate4 High5 Preclinical Tolerability Well tolerated Well tolerated Poor tolerability n.d. Poor tolerability Avidity Enhanced No Yes No No No Target:CD3 Affinity 1 7 ~1,000 n.a. (targets CD137) 10 Half-life 1 week 2 weeks 3 weeks 2 weeks < 1 week CTIM-76 Program 19 Clinical trials.gov accessed on Sept 9, 2024 1 Rucker, SITC 2023 2 Faber, AACR 2021; Patent US11739144; 4 Kamikawa, SITC 2023; Patent WO2021006328 5 Tong, AACR 2022; 5 Patent WO2022096700. N.D.= not disclosed. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.Context Therapeutics Inc. - September 2024

CT-95 MSLN x CD3 bispecific antibody Contex t Therapeu t i cs Inc . - Sep tember 202420

CT-95 Program

MSLN Therapies Have the Potential to Reach a Large Patient Population

>100,000 patients per year in the United States in Relapse/Refractory (R/R) Setting

Initial indications of interest based on:

- MSLN prevalence
- Patient population size
- Potential accelerated pathway

Selected Cancer indications	Incidence (US Only)	R/R Incidence	MSLN Positive	MSLN Med/High	Patient Population Based on R/R Incidence
Non-Small Cell Lung	201,229	110,653	55%	36%	60,859
Pancreatic	66,440	51,750	80%	61%	41,400
Ovarian	19,900	12,800	90%	80%	11,520
Mesothelioma	3,000	2,500	70%	60%	1,750
Colon	152,810	53,010	41%	17%	21,734
Esophageal	22,370	16,130	41%	26%	6,613
Endometrial	65,900	14,000	45%	23%	6,300
Gastric	26,380	11,090	49%	23%	5,434
Breast (TNBC)	62,054	15,500	30%	18%	4,650
Cervical	13,820	4,360	42%	21%	1,831

21 Context Therapeutics Inc. - September 2024

Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; MSLN target prevalence is based on Simon et al, Biomedicines, 2021. Patient population derived from MSLN positive population multiplied by R/R incident population.

CT-95 Program

Mesothelin (MSLN) Target Validation via ADC and CAR-T

CT-95 has the potential to be used after RC88 and HBM-9033, or in combination

Recent Investor and Strategic Interest in MSLN

Pfizer

December 2023

Pfizer licensed ex-Asia rights to HBM-9033 for $53 million upfront and up to $1.05 billion in milestone payments

RemeGen Biosciences

June 2024

Phase 1 data for RC88[1]:

- **45% ORR** in platinum-resistant ovarian cancer
- **33% ORR** in cervical cancer
- **31% ORR** in non-small cell lung cancer

OUTPACE

August 2024

$144 million Series B financing led by RA Capital to fund OPB-101 lead MSLN CAR-T

CT-95 Use Case

- Potential to be used as a monotherapy or in combination with MSLN ADC or FRα ADC
- Target validation via RC88 (ADC) in MSLN-high population
- ADC treatment debulks tumor, resulting in clonal selection for low/medium MSLN cells
- TCE is ~50-100x more potent than ADC, making it ideally suited to treat low/medium expressors
- TCE and ADC have non-overlapping mechanisms of action, safety, and resistance mechanisms

1 Remegen Biosciences, Press Release, 3 June 2024. Information provided is for illustrative purposes and is not indicative of future performance.

22 Context Therapeutics Inc. - September 2024

MSLN Target Biology Fragmented (shed) MSLN in tumor microenvironment requires a creative solution to overcome CT-95 Program Context Therapeutics Inc. - September 202423 • MSLN is bound to tumor cells via a GPI-anchor • Like many GPI-anchored proteins, MSLN can be cut into smaller fragments1,2 • The MSLN gene encodes a precursor that is cleaved into two products: a soluble N-terminal protein called megakaryocyte potentiating factor (MPF), and a membrane- bound fragment called MSLN (mesothelin) • Fragmented MSLN serves as a competitive sink, preventing antibodies from binding to the tumor, which can lead to suboptimal drug exposure and efficacy Overcoming Fragmented MSLN in the Tumor Microenvironment 1 Zhang, Transl Oncol, 2022; 2 Liu, Commun Biol, 2020; GPI = Glycosylphosphatidylinositol Precursor MSLN Protein MSLNMPF Tumor Cell Cleavage GPI GPI GPI Soluble MSLN fragments

CT-95 Program

CT-95: MSLN x CD3 T cell Engaging (TCE) Bispecific Antibody


α-MSLN
Fab
Silenced Fc
α-CD3
scFv
IgG1
backbone

Novel design to overcome mesothelin (MSLN) sink

- Binds to membrane-proximal MSLN epitope
- Cooperative binding results in high affinity binding of CT-95 to tumor

Potentially wide therapeutic window

- No crosslinking by shed MSLN, mitigating off-tumor T cell activation
- Cooperative binding of MSLN on tumor surface crosslinks CD3, activating T cells

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield
- Drug product ready for Phase 1 trial

24 Context Therapeutics Inc. - September 2024

CT-95 Program

Two-Pronged Approach to Overcoming Soluble MSLN Sink Challenge

Binds MSLN Epitope Close to Cell Surface

Far
From cell surface


Amatuximab
MORAb-009 mAb
Anetumab
BAY 94-9343 ADC
CT-95
Binds membrane-proximal epitope

Close
To cell surface

+

Activates T cells Through Cooperative Binding

No crosslinking with shed MSLN

MSLN on tumor crosslinks CD3


Tumor
CD3
T cell

No T cell activation

Potent T cell activation

25 Context Therapeutics Inc. - September 2024

Medium MSLN Expression 4k copies per cell High MSLN Expression 27k copies per cell CT-95 Intended to Overcome MSLN Sink HPN-536 (Harpoon Therapeutics) binds to MSLN fragments in a dose proportional manner, limiting therapeutic exposure CT-95 Program Context Therapeutics Inc. - September 202426 CT-95 +10nM MSLN +30nM MSLN CT-95 +10nM MSLN +30nM MSLN HPN-536 +10nM MSLN +30nM MSLN HPN-536 +10nM MSLN +30nM MSLN HPN-536 clones are not derived from the original manufacturer and were produced for this research study based on the published sequence of their antibody variable chains; thus, the clones used in this study are biosimilars and may not be identical to the antibodies formulated for clinical development.

CT-95 Program

CT-95 is Highly Active and Well Tolerated Across In Vivo Models

Complete tumor regressions in mice at doses ≤ 0.05 mg/kg

Primary Lesion Model

Ovarian cancer line OVCAR3 flank implantation tumor model


Day 1
Day 70
Vehicle Control
CT-95
0.05 mg/kg

Metastatic Lesion Model

OVCAR3 pre-passaged in mice to generate aggressive, metastatic tumor model


Day 2
Day 16
Day 37
Vehicle Control
CT-95
0.05 mg/kg
CT-95
0.1 mg/kg
CT-95
0.5 mg/kg

27 Context Therapeutics Inc. - September 2024

CT-95 Program

CT-95 Phase 1 Study

An open-label, multi-center, dose escalation / expansion, safety, and PK study

Dose Escalation (~30 patients)


Dose Escalation:
Single patient
(Cohorts 1 and 2)
≥ Grade 2 AE
Dose Escalation:
Bayesian Optimal Interval (BOIN)
MTD or RP2D
Part 2 – Dose Expansion
Design to be defined
based upon Dose Escalation data

- **Target population**
  - Platinum resistant ovarian cancer
  - Mesothelioma, pancreatic, and lung cancer
- **Biomarker stratification**
  - Due to high MSLN prevalence, ovarian cancer does not require prospective screening
  - All other indications require prospective MSLN screening via IHC
- **Trial objectives**
  - Assess safety and tolerability at increasing dose levels
  - Pharmacokinetic and pharmacodynamic data
  - Evaluate preliminary anti-tumor activity
- **Dosing and Administration**
  - Weekly IV infusion starting at 0.05 µg/kg, corresponding to MABEL dose
  - Premedication (steroid + NSAID) and step dosing to manage cytokine release syndrome (CRS)

28 Context Therapeutics Inc. - September 2024

CT-95 Program CT-95 Competitive Landscape 29 Active Discontinued CT-95 ZW171 NAV-003 HPN-536 ABBV-428 NM28-2746 Company Context Zymeworks3 Navrogen4 Harpoon AbbVie Numab5 Format 2 + 2 2 + 1 2 + 2 TriTAC 2 + 2 Trispecific PK Enhancement Fc Fc Fc Albumin Fc Albumin Avoids MSLN sink n.d. ✘ ✘ High potency TCE ✘ ✘ Consistent half life ✘ ✘ Program Status Phase 1 Start Q1 2025 Phase 1 Opened Sept 2024 Preclinical Phase 1 Phase 1 Phase 1 (China) 1st generation MSLN T cell engagers (TCE) were discontinued due to poor efficacy – HPN-536: poor drug exposure due to binding to shed MSLN and albumin1 – ABBV-428: 0% overall response rate at highest dose tested (3.6 mg/kg)2 1 Harpoon Therapeutics Corporate Presentation, 4 June 2021; 2 Fong, J Immunother Cancer, 2021; 3 Piscitelli, PEGS Boston, 2023; 4 Kline, Eur J Immunol, 2023; 5 Urech, Oncoimmunology, 2023. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies. Context Therapeutics Inc. - September 2024

CT-202 Nectin-4 x CD3 bispecific antibody Contex t Therapeu t i cs Inc . - Sep tember 202430

Nectin-4 Therapies Have the Potential to Reach a Large Patient Population >125,000 patients per year in the United States in Relapse/Refractory (R/R) Setting CT-202 Program 31 Context Therapeutics Inc. - September 2024 Selected Cancer indications Incidence (US Only) R/R Incidence Nectin-4 Positive Nectin-4 Med/High Patient Population Based on R/R Incidence Non-Small Cell Lung 201,229 110,653 64%1 30%1 70,818 Colon 152,810 53,010 87%1 78%1 46,119 Pancreatic 66,440 51,750 71%1 37%1 36,743 Bladder (urothelial) 83,190 20,000 83%1 60%1 16,600 Breast (TNBC) 62,054 15,500 69%1 53%1 10,695 Head and Neck 54,000 12,000 59%1 18%1 7,080 Esophageal 22,370 16,130 55%1 24%2 8,872 Gastric 26,890 12,000 71%3 60%3 8,520 Ovarian 19,900 12,800 57%4 2%4 7,296 Initial indications of interest based on: • Nectin-4 prevalence • Patient population size • Target validation via antibody-drug conjugates (ADCs) Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; Patient population derived from Nectin-4 positive population multiplied by R/R incident population. 1 Challita, Can Res, 2016; 2 Zhang, Oncol Lett, 2018; 3 Derycke, Am J Clin Pathol, 2010; 4 Kobecki, Int J Mol Sci, 2023

CT-202 Program

Nectin-4 Target Validation via ADCs

TCE have an opportunity to improve upon best-in-class ADCs

Many Nectin-4 ADCs in Development

Company	Asset	Status
Pfizer	Padcev	Approved in 2021
Bicycle	BT8009	Phase 2/3
Corbus Pharmaceuticals	CRB-701	Phase 1
百奥泰 Bio-Thera	BAT8007	Phase 1 (US)
Mabwell	9MW2821	Phase 1/2 (China)
Lilly	LY4052031	Phase 1
Lilly	LY4101174	Phase 1
Adcentrx Therapeutics	ADRX-0706	Phase 1

Padcev® Projected to Reach ~$5B in Global Sales by 2028

Padcev global projected revenues in urothelial and bladder cancer[1,2]


PADCEV
$5B
2021
2022
2023
2024
2025
2026
2027
2028

TCE May Address ADC Resistance

- **ADCs generally require high levels of target expression**
- **Selective escape of low/medium expressing cells**
- **TCE ideally suited to target low/medium expressing cells**
- **ADC and TCE have non-overlapping AE and resistance MoA**

Rationale for Combining ADC with TCE

MERCK / Daiichi-Sankyo — **10/19/23 - $22B PARTNERSHIP**

MERCK / HARPOON Therapeutics — **1/8/24 - $680M ACQUISITION**

Trial Design

2L+ Small Cell Lung Cancer (SCLC)

- Dose Escalation MK-6070 (DLL3 TCE)
- MK-6070 + Atezolizumab (PD-L1)
- **MK-6070 + I-DXd (B7-H3 ADC)**

32 Context Therapeutics Inc. - September 2024

1 SGEN Q3 earnings report; 2 Evaluate Pharma; 3 Powles, NEJM, 2024. Information provided is for illustrative purposes and is not indicative of future performance.

CT-202 Program

CT-202: Nectin-4 x CD3 T cell Engaging (TCE) Bispecific Antibody


α-Nectin-4
Fab
Silenced Fc
α-CD3
scFv
IgG1
backbone

Novel design incorporating logic gating to spare Nectin-4 in normal tissue

- Because of its expression in healthy epidermal keratinocytes, sweat glands, and hair follicles, Nectin-4 targeted treatments are associated with dermatological side effects
- CT-202 uses pH dependent binding to both Nectin-4 and CD3 to minimize binding to healthy tissues and maximize binding and T cell activation within the tumor microenvironment
  - ~30x reduction in Nectin-4 binding in healthy tissue vs. cancer tissue
  - ~6x reduction in T cell activation in healthy tissue vs. cancer tissue

Avidity optimized to mitigate CRS risk

- Bivalent Nectin-4 binding to reduce T cell crosslinking in the absence of target
- Steric hindrance of CD3 binding by Fc domain prevents T cell crosslinking by single CT-202 molecules

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

33 Context Therapeutics Inc. - September 2024

CT-202 Program

Two-Pronged Approach to Overcoming Nectin-4 Expression in Skin

Logic Gating Through pH Dependency

30x gain of activity in acidic tumor microenvironment versus healthy cells[1]


Alkaline Healthy Cell Membrane
Acidic Cancer Cell Membrane
HEALTHY CELL
CANCER CELL
Glycocalyx Basic pH
Intracellular Mildly Acidic pH
Intracellular Mildly Basic pH
Glycocalyx Acidic pH
No CT-202 Binding
CT-202 Binding
H+

+

Increased Target Selectivity Through Avidity


High on-/off-rate when bound to Nectin-4 monomer
Avidity-enhanced Nectin-4 binding
Tumor
CD3
T cell
No T cell activation
Potent T cell activation

34 Context Therapeutics Inc. - September 2024

1 Chang, PNAS, 2021

CT-202 Program

CT-202 is Highly Active and Well Tolerated Across In Vivo Models

Complete Tumor Regressions

CT-202 demonstrated similar efficacy in BT474 breast cancer xenograft compared to enfortumab TCE control antibodies in mice


CT-202
Tumor Volume (mm³) Mean ± SEM
Control
CT-202 1 mg/kg
CT-202 0.5 mg/kg
CT-202 0.25 mg/kg
Study Days


Enfortumab TCE
Tumor Volume (mm³) Mean ± SEM
Control
Enfortumab TCE 1 mg/kg
Enfortumab TCE 0.5 mg/kg
Enfortumab TCE 0.25 mg/kg
Study Days

Reduced Cytokine Release

CT-202 treatment resulted in significantly lower IL-6 induction compared to enfortumab TCE benchmark antibodies in NHP


CT-202
IL-6 (pg/mL)
Study hours
CT-202 0.1 mg/kg
CT-202 1 mg/kg
CT-202 5 mg/kg


Enfortumab TCE
30x Higher
IL-6 (pg/mL)
Study hours
Enfortumab TCE 0.1 mg/kg
Enfortumab TCE 1 mg/kg
Enfortumab TCE 5 mg/kg

35 Context Therapeutics Inc. - September 2024

Padcev = enfortumab vedotin

CT-202 Program

CT-202 Competitive Landscape

Competitor TCE programs lack conditional activation, avidity enhancement, and high potency immune activator

- **BT7480:** 2 partial responses out of 33 patients treated in a Phase 1 dose escalation trial, pursuing combination studies going forward[1]
- **RNDO-564:** detuning CD28 may limit potency in tumor cells with low or moderate Nectin-4 expression[3]

Company	Context Therapeutics	Bicycle Therapeutics	Rondo Therapeutics
Asset	CT-202	BT7480[2]	RNDO-564[3]
Format	2 + 2 (pH dependent)	1 + 2 (Bicycle)	1 + 1 (Fixed light chain)
Conditionally active	✓	✗	✗
Avidity enhanced	✓	✗	✗
Immune Activator	**CD3**	CD137 / 4-1BB	CD28 (detuned)
Program Status	Preclinical (IND filing Mid 2026)	Phase 1 (completed)	Preclinical (Ph 1 late 2025)

36 Context Therapeutics Inc. - September 2024

1 Bicycle Therapeutics R&D Day, Dec 2023; **2** Hurov, J Immunother Cancer, 2021; **3** PEGS Boston 2024. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

Corporate 37 Contex t Therapeu t i cs Inc . - Sep tember 2024

Corporate Experienced Leadership Team • Experienced management team • Clinical team has developed T cell therapies • Our management team is supported by a Board with deep oncology experience, including Harpoon, Mariana Oncology, and Convergent Focus on Execution Martin Lehr CEO and Director Alex Levit, Esq Chief Legal Officer Claudio Dansky Ullmann, MD Chief Medical Officer Karen Andreas, MS VP, Clinical Operations Context Therapeutics Inc. - September 202438 Chris Beck, MBA SVP Operations Jennifer Minai, CPA Chief Financial Officer

Key Anticipated Milestones 2024 2025 2026 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 CTIM-76: 1st Patient CTIM-76: Initial data CT-95: 1st Patient CT-95: Initial data CT-202: IND filing 39 Context Therapeutics Inc. - September 2024 Corporate

Corporate Investment Highlights (Nasdaq: CNTX) Solid Tumors + ADC Resistance Large Unmet Need Claudin 6 + Mesothelin + Nectin-4 High-Value Targets CTIM-76 first patient Oct/Nov 2024 CT-95 first patient Q1 2025 CT-202 IND filing Mid 2026 Anticipated Milestones Deep oncology experience + Focus on clinical execution Strong Team Expected cash runway into 2027 Cash Runway Context Therapeutics Inc. - September 202440

Advancing T Cell Engagers for Solid Tumors © Context Therapeutics 2024

Glossary

ADC	Antibody drug conjugate
AE	Adverse event
CAR-T	Chimeric antigen receptor T cell therapy
CD3	Cluster of differentiation 3
CLDN	Claudin
CRS	Cytokine release syndrome
Fab	Fragment antigen-binding region
GPI	Glycosylphosphatidylinositol
IHC	Immunohistochemistry
IND	Investigational new drug
IV	Intravenous
Mabel	Minimum anticipated biologic effect level
MoA	Mechanism of action
MSLN	Mesothelin
MTD	Maximum tolerated dose
N.D.	Not disclosed
ORR	Overall response rate
PFS	Progression free survival
RP2D	Recommended Phase 2 dose
TCE	T cell engager
TRAE	Treatment-related adverse event
scFv	Single chain **variable** fragment

42 Context Therapeutics Inc. - September 2024